Exhibit 99.2

                            MARVEL ENTERPRISES, INC.

                                 Exchange Offer
                                to holders of its
                            12% Senior Notes Due 2009

                          NOTICE OF GUARANTEED DELIVERY

         As set forth in the Prospectus dated ______ __, 1999 (the "Prospectus") of Marvel Enterprises, Inc. (the "Company") under "The Exchange Offer--Procedures for Tendering" and in the Letter of Transmittal (the "Letter of Transmittal") relating to the offer (the "Exchange Offer") by the Company to exchange up to $250,000,000 in aggregate principal amount of its 12% Senior Notes Due 2009 (the "Exchange Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act") for any and all outstanding 12% Senior Notes Due 2009 (the "Restricted Notes"), this form or one substantially equivalent hereto must be used to accept the Exchange Offer of the Company if: (i) certificates for the Restricted Notes are not immediately available; or (ii) time will not permit all required documents to reach the Exchange Agent (as defined below) on or prior to the expiration date of the Exchange Offer (as described in the Prospectus). Such form may be delivered by hand or transmitted by facsimile transmission or letter to the Exchange Agent.

         TO: IBJ Whitehall Bank & Trust Company, formerly known as IBJ Schroder Bank & Trust Company (the "Exchange Agent")

                                  By Facsimile:
                                 (212) 858-2611

                              Confirm By Telephone:
                                 (212) 858-2103

                        By Registered or Certified Mail:
                       IBJ Whitehall Bank & Trust Company
                                   P.O. Box 84
                              Bowling Green Station
                          New York, New York 10274-0084
                 Attention: Reorganization Operations Department

                        By Overnight Courier or By Hand:
                       IBJ Whitehall Bank & Trust Company
                                One State Street
                            New York, New York 10004
          Attention: Securities Processing Window Subcellar One (SC-1)

              Delivery of this instrument to an address other than
             as set forth above or transmittal of this instrument to
                        a facsimile number other than as
                       set forth above does not constitute
                                a valid delivery.

835242.1

         Ladies and Gentlemen:

         The undersigned hereby tenders to the Company, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the principal amount at maturity of Restricted Notes set forth below pursuant to the guaranteed delivery procedure described in the Prospectus and the Letter of Transmittal.




Principal Amount at Maturity of Restricted Notes       Signature(s)
Tendered:                                                          -------------------------------
         ---------------------------------------       -------------------------------------------

Certificate Nos.                                       Please Print the Following Information:
(if available):
               ---------------------------------
                                                       Name(s):
                                                               -----------------------------------
Total Principal Amount at Maturity                     -------------------------------------------
Represented by Restricted Notes
Certificate(s):                                        Address:
               ---------------------------------               -----------------------------------
                                                       -------------------------------------------

Account Number:
               ---------------------------------
                                                       Area Code and Tel. No(s).:
                                                                                 -----------------
                                                       -------------------------------------------

Dated:                            , 1999
      ----------------------------







835242.1
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


                                    GUARANTEE

         The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17A(d)-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that delivery to the Exchange Agent of certificates tendered hereby, in proper form for transfer, or delivery of such certificates pursuant to the procedure for book-entry transfer, in either case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents, is being made within three business days after the date of execution of a Notice of Guaranteed Delivery of the above-named person.

                         Name of Firm:
                                      ------------------------------------------

                         Authorized Signature:
                                              ----------------------------------

                         Number and Street or P.O. Box:
                                                       -------------------------

                         -------------------------------------------------------

                         City:              State:              Zip Code:
                              -------------       ------------           -------

                         Area Code and Tel. No.:
                                                --------------------------------

Dated:                   , 1999
      -------------------


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